SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): JUNE 29, 2004

                       Sports Arenas, Inc.
            --------------------------------------------
      (Exact name of registrant as specified in its charter)

            Delaware                     0-2380             13-1944249
 -----------------------------       -------------     -------------------
(State or  other  jurisdiction       (Commission       (IRS Employer
     of incorporation)                 File Number)     Identification No.)


    7415 Carroll Road, Suite C, San Diego, CA             92121
  ----------------------------------------------------------------
  (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code: (858) 408-0364

                                    FORM 8-K
                                 CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                         of the Securities Act of 1934

Item 1. Changes in Control of Registrant.
                 Not Applicable

Item 2. Acquisition or Disposition of Assets.
                 Not Applicable

Item 3. Bankruptcy or Receivership.
                 Not Applicable

Item 4. Changes in Registrant's Certifying Accountant.

On June 29, 2004, (the "Registrant") dismissed KPMG LLP ("KPMG") as its Independent Registered Public Accounting Firm for the Registrant. On June 30, 2004, the Registrant engaged Peterson & Co., LLP as its successor Independent Registered Public Accounting Firm. The Registrant's dismissal of KPMG and engagement of Peterson & Co., LLP was approved by the Registrant's Audit Committee on June 29, 2004. KPMG served as the Registrant's Independent Registered Public Accounting Firm to audit the Registrant's two most recent fiscal year ends. KPMG's reports on the Registrant's consolidated financial statements for each of those years (fiscal years ended June 30, 2003 and 2002) did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows:

     KPMG LLP's report on the consolidated financial statements of Sports Arenas, Inc. and subsidiaries as of and for the years ended June 30, 2003 and 2002, contained a separate paragraph stating the "the Company has suffered recurring losses, and is forecasting negative cash flows from operating activities for the next twelve months. These items raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 13. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty."

During the Registrant's two most recent fiscal year ends (fiscal years ended June 30, 2003 and 2002) and the subsequent interim period from July 1, 2003 through June 29, 2004, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in their report on the consolidated financial statements for such years. The Registrant has provided KPMG with a copy of the above disclosures in response to Item 304(a) of Regulation S-K in conjunction with the filing of this Form 8-K. The Registrant requested that KPMG deliver to the Registrant a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Registrant in response to Item 304(a) of Regulation S-K, and if not, stating the respects in which it does not agree. KPMG's letter is filed herewith as Exhibit 16.

During the year ended June 30, 2003 and 2002 and through the date hereof, the Registrant did not consult Peterson & Co., LLP regarding any matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 5. Other Events:
                Not Applicable

Item 6. Resignation of Registrant's Directors.
                Not Applicable

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
                Exhibit 16- Letter of KPMG LLP

Item 8. Change in Fiscal Year.
                Not Applicable

Item 9. Regulation FD Disclosure.
                Not Applicable

                                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: July 6, 2004                    Sports Arenas, Inc.
      --------------                    -------------------

                                          By: /s/ Harold S. Elkan
                                              ---------------------
                                                  Harold S. Elkan, President

EXHIBIT 16

                            [Letterhead of KPMG LLP]

July 6, 2004


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Commissioners:

We were previously principal accountants for Sports Arenas, Inc. and, under the date of September 5, 2003, we reported on the consolidated financial statements of Sports Arenas, Inc. and subsidiaries as of and for the years ended June 30, 2003 and 2002. On June 29, 2004, our appointment as principal accountants was terminated. We have read Sports Arenas, Inc.'s statements included under Item 4 of its Form 8-K dated June 29, 2004, and we agree with such statements, except as follows:

We are not in a position to agree or disagree with the Registrant's statements that (a) the dismissal of KPMG LLP and engagement of Peterson & Co., LLP was approved by the Registrant's audit committee on June 30, 2004 and (b) during the years ended June 30, 2003 and 2002 and through June 30, 2004, the Registrant did not consult Peterson & Co., LLP regarding any matters or events set forth in
Item 304(a)(2)(i) and (ii) or Regulation S-K.


Very truly yours,

/s/ KPMG LLP
---------------
    KPMG LLP